Acquisition	12 Months Ended
Dec. 31, 2011
Acquisition [Abstract]
ACQUISITION

NOTE 3 – ACQUISITION

Premier Bank & Trust Branches

Effective as of the close of business on October 14, 2011, the Bank completed the branch purchase and assumption of liabilities of two branches of Premier Bank & Trust, National Association (“Premier”) located in Wooster, Ohio. The Bank paid a 5% premium on all deposit accounts. As a result of this purchase, the two full-service banking offices of Premier, located at 305 West Liberty Street and 3562 Commerce Parkway in Wooster, Ohio, became full-service banking offices of the Bank.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of the acquisition:

(Dollars in thousands)
Cash	$60,872
Loans, net	9,219
Premises, leasehold and equipment	672
Goodwill	3,003
Core deposit intangible	706
Other assets	31

Total assets acquired	$74,503

Deposits	74,475
Other liabilities	28

Total liabilities assumed	$74,503

The assets acquired and liabilities assumed from Premier were recorded at fair value on the date of acquisition, and costs related to the acquisition, primarily professional fees, were expensed as incurred. All loans acquired from Premier were performing as of the acquisition date. During the year ended December 31, 2011, $337 thousand in merger and acquisition integration expenses was incurred related to the Branch Acquisition.

The core deposit intangible asset is being amortized over its estimated useful life of approximately ten years, using an accelerated method. The goodwill, which is not amortized for book purposes, will be amortized over 15 years for tax purposes, using the straight line method.

The fair value for loans acquired from Premier was estimated using projected monthly cash flows discounted to present value using a market rate for similar loans. There was no carry-over of Premier’s allowance for credit losses associated with the loans we acquired as the loans were initially recorded at fair value.

The fair value for savings and transaction deposit accounts acquired from Premier was assumed to approximate the carrying value as these accounts have no stated maturity and are payable on demand. Certificates of deposit were valued by comparing the contractual cost of the portfolio to an identical portfolio bearing current market rates. The projected cash flows from maturing certificates were calculated based on contractual rates. The fair value of the certificates of deposit was calculated by discounting their contractual cash flows at a market rate for a certificate of deposit with a corresponding maturity.